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                                                                   EXHIBIT 10(t)

                          ALLONGE TO MASTER DEMAND NOTE

         This Allonge to Master Demand Note (the "Allonge") is made this 20th day of May, 1998, to be part of and attached to the Master Demand Note of the undersigned to Corestates Bank, N.A. dated January 14, 1997, in the principal amount of $5,500,000, as amended to date (the "Note").

         Effective as of the date of this Allonge, the amount $5,500,000 in the
Note is replaced with the amount $6,000,000.

         Except as otherwise expressly set forth above, all terms and provisions of the Note are ratified, confirmed, and restated, as though set forth at length.

         IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have executed this Allonge as of the day and year first above written.

                                    NUCLEAR RESEARCH CORPORATION

                                    By:      /s/ Earl M. Pollock
                                             ---------------------------
                                             Name:  Earl M. Pollock
                                             Title:  President